Exhibit 10.4

INCREMENTAL FACILITY AGREEMENT

BRIGADE CAPITAL

MANAGEMENT, LP

August 7, 2020

Mavenir Systems, Inc.

1700 International Parkway

Richardson, Texas 75081

Attention:     Terry Hungle

Chief Financial Officer

Re:    Incremental Facility Agreement

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 8, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among Mavenir Private Holdings II Ltd., a limited liability company formed under the laws of England and Wales (“Holdings”), Mavenir Systems, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or Persons from time to time party thereto as lenders (collectively, the “Lenders”), Goldman Sachs Lending Partners LLC, as administrative agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) and as Collateral Agent. Except as expressly provided herein, capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement. This Incremental Facility Agreement (this “Agreement”) (i) is an “Incremental Agreement” (as defined in the Credit Agreement) and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.

At the request of the Borrower, funds and accounts managed by Brigade Capital Management, LP (as listed on Schedule A) (the “Incremental Lender”) hereby agrees to make an Incremental Term Loan to the Borrower in the amount of $20,000,000 (the “Incremental Term Loan”) on the Agreement Effective Date (as defined below), which Incremental Term Loan shall be incurred in reliance on clause (d) of the definition of Incremental Limit. The Incremental Term Loan provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement.

The Incremental Lender, the Borrower and the Administrative Agent each acknowledges and agrees that the Incremental Term Loan provided pursuant to this Agreement shall constitute a “Term Loan” for all purposes of the Credit Agreement and the other applicable Loan Documents. Furthermore, each of the parties to this Agreement hereby agrees that (a) the Incremental Term Loan shall be subject to the terms set forth on Annex I hereto, (b) except as otherwise expressly set forth herein (including Annex I hereto), the Incremental Term Loan shall be on the same terms and conditions as the Initial Term Loan under the Credit Agreement and (c) the Incremental Term Loan shall constitute an Initial Term Loan under the Credit Agreement and the other applicable Loan Documents.

The Incremental Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become an Incremental Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iii) irrevocably authorizes the Administrative Agent to take such action on its behalf under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties as are specifically delegated to or required of the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as an Incremental Lender and (v) agrees that, to the extent it is not already a Lender, it shall, upon the Agreement Effective Date, become a Lender for all purposes in connection with the Credit Agreement and the Loan Documents.

Upon the date of (a) the execution of a counterpart of this Agreement by the Incremental Lender, the Administrative Agent, the Borrower and each Guarantor, (b) the payment by the Borrower to the Incremental Lender of an upfront fee in the amount of $298,590 (which shall be netted from the proceeds of the Incremental Term Loan) and (c) the satisfaction (or waiver in writing by the Administrative Agent) of any other condition precedent set forth in Section 8 of Annex I hereto (such date, the “Agreement Effective Date”), (i) the Incremental Lender shall fund the Incremental Term Loan on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) upon such funding, the Incremental Term Loan shall be added to (and constitute a part of, be of the same Type as and have the same Interest Period as) the Initial Term Loans on a pro rata basis so that the Incremental Lender will participate proportionately in each then-outstanding Borrowing of Initial Term Loans. The Borrower and the Incremental Lender agree that, for U.S. federal and applicable state and local income tax purposes, they will treat the Incremental Term Loan as constituting a “qualified reopening” (within the meaning of Treasury Regulation Section 1.1275-2(k)) of the Initial Term Loans incurred on the Closing Date.

The Borrower and each Guarantor acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Facility created hereunder and (ii) all such Obligations (including the Incremental Term Loan) shall (x) constitute (and be included in the definition of) “Obligations” under the Credit Agreement and the other applicable Loan Documents, (y) be entitled to the benefits of the respective Security Documents as, and to the extent, provided in the Credit Agreement and in such other Loan Documents and (z) be guaranteed under the Guarantee and Collateral Agreement on a pari passu basis with the Initial Term Loans and (iii) the Incremental Lender and the Incremental Term Loans provided hereunder shall share ratably in right of prepayment under Section 2.12 of the Credit Agreement.

By its signature below, the Borrower and each Guarantor hereby (a) acknowledges and agrees that, except as expressly provided herein, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect, (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Loan Document to which it is a party, (c) ratifies and reaffirms all of the Liens granted by it to secure the payment and performance of the

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Obligations and (d) acknowledges that the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of (i) any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or (ii) any Default now existing or hereafter arising.

The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to the Incremental Lender and one copy to the Administrative Agent before the close of business on August 7, 2020. If the Borrower does not so accept this Agreement by such time, the obligations of the Incremental Lender to provide the Incremental Term Loan as set forth in this Agreement shall be deemed canceled and of no force or effect.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.1 of the Credit Agreement. The words “execution,” “signing,” “signature,” and words of like import herein shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

The provisions of Sections 10.12 and 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[Signature Pages Follow]

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Very truly yours,

BRIGADE CAPITAL MANAGEMENT, LP, as Investment Manager, on behalf of the funds and accounts listed on Schedule A

By:	/s/ Aaron Daniels
Name:	Aaron Daniels
Title:	General Counsel & Chief Compliance Officer

Signature Page to Incremental Facility Agreement

Agreed and Accepted as of the date first written above:

GOLDMAN SACHS LENDING PARTNERS LLC, as Administrative Agent,

By:	/s/ Joshua Desai
Name:	Joshua Desai
Title:	Authorized Signatory

Signature Page to Incremental Facility Agreement

Agreed and Accepted as of the date first written above:

BORROWER:

MAVENIR SYSTEMS, INC.

By:	/s/ Terrence Hungle
Name:	Terrence Hungle
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Incremental Facility Agreement

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Agreement and to the establishment of the Incremental Term Loan and the Obligations incurred related thereto.

HOLDINGS:

MAVENIR PRIVATE HOLDINGS II LTD

By:	/s/ Pardeep Kohli
Name:	Pardeep Kohli
Title:	Director

SUBSIDIARY GUARANTORS:

AQUTO CORPORATION
ARGYLE DATA, INC.
MAVENIR NETWORKS, INC.
MAVENIR PRIVATE HOLDINGS III LLC
MAVENIR, INC.

By:	/s/ Terrence Hungle
Name:	Terrence Hungle
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Incremental Facility Agreement

ANNEX I

TERMS AND CONDITIONS FOR

INCREMENTAL FACILITY AGREEMENT

1.	Name of Borrower: Mavenir Systems, Inc., a Delaware corporation.

2.	Date upon which the Incremental Term Loan is to be made: August 7, 2020.

3.	Maturity Date applicable to the Incremental Term Loan: the Initial Term Maturity Date.

4.	Class of Term Loan: Same as the Initial Term Loan.

5.	Applicable Margin: Identical to the Applicable Margin.

6.

Amortization: Identical to the Initial Term Loan. Section 2.3 of the Credit Agreement shall be deemed amended to reflect that the Borrowers shall repay the Term Loans (inclusive of the Incremental Term Loans) (i) on the last Business Day of each January, April, July and October following the Agreement Effective Date, in a principal amount equal to $1,426,150.90 and (ii) on the Initial Term Maturity Date, in an amount equal to the aggregate principal amount of Term Loans (inclusive of the Incremental Term Loans) outstanding on such date.

7.

Use of Proceeds: The Borrower shall use the proceeds of the Incremental Term Loans to be made pursuant to this Incremental Agreement for general corporate purposes (including any transaction not prohibited by the Credit Agreement).

8.	Other Conditions Precedent:

(a)	No Event of Default has occurred and is continuing on the Agreement Effective Date or will exist after giving effect to the making of the Incremental Term Loan.

(b)	The Incremental Lender and Borrower shall have delivered an executed counterpart to a Joinder Agreement to the Administrative Agent (to the extent that the Incremental Lender is not already a Lender).

(c)	The Borrower shall have delivered an executed Notice of Borrowing in accordance with Section 2.2 of the Credit Agreement.

Annex I